UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2020

EQUINIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive

Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

(650) 598-6000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC

Item 8.01.	Other Events

On June 8, 2020, Equinix, Inc. (the “Company”) delivered conditional notices of its intent to redeem all of its outstanding €750,000,000 2.875% Senior Notes due 2024 and all of its outstanding $1,100,000,000 5.875% Senior Notes due 2026 (each such notice, a “Notice of Conditional Full Redemption”).

The 2.875% Senior Notes due 2024 are expected to be redeemed on July 8, 2020 (the “Redemption Date”). In accordance with the terms of the 2.875% Senior Notes due 2024 and the Indenture, dated as of December 12, 2017, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture dated as of March 14, 2018 among the Company, the Trustee, and Elavon Financial Services DAC, UK Branch, as paying agent, (the “2024 Notes Indenture”), the 2.875% Senior Notes due 2024 would be redeemed at a redemption price equal to 100.0% of the principal amount of the 2.875% Senior Notes due 2024 redeemed, plus the applicable premium as of, and accrued and unpaid interest to, but not including, the Redemption Date. The applicable premium will be calculated in accordance with terms of the 2.875% Senior Notes due 2024 and the 2024 Notes Indenture.

The 5.875% Senior Notes due 2026 are expected to be redeemed on the Redemption Date. In accordance with the terms of the 5.875% Senior Notes due 2026 and the Indenture, dated as of November 20, 2014, between the Company and the Trustee, as supplemented by the Third Supplemental Indenture dated as of December 4, 2015, (the “2026 Notes Indenture”), the 5.875% Senior Notes due 2026 would be redeemed at a redemption price equal to 100.0% of the principal amount of the 5.875% Senior Notes due 2026 redeemed, plus the applicable premium as of, and accrued and unpaid interest to, but not including, the Redemption Date. The applicable premium will be calculated in accordance with terms of the 5.875% Senior Notes due 2026 and the 2026 Notes Indenture.

Each Notice of Conditional Full Redemption is subject to the closing of the Company’s June 8, 2020 offering of debt securities (the “Offering”). If the Offering closes, the Company plans to use a portion of the proceeds of the Offering to finance the redemption of its outstanding 2.875% Senior Notes due 2024 and its outstanding 5.875% Senior Notes due 2026.

This Form 8-K does not constitute a notice of redemption with respect to the 2.875% Senior Notes due 2024 under the 2024 Notes Indenture or with respect to the 5.875% Senior Notes due 2026 under the 2026 Notes Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 8, 2020	EQUINIX, INC.

	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer